SCHEDULE A

              Funds Covered by Multiclass Plan dated August 1, 1997

------------------------------------------------------------------ --------------- -------------- ----------------
                                                                      Investor        Advisor      Institutional
Fund                                                                   Class           Class           Class
------------------------------------------------------------------ --------------- -------------- ----------------
American Century Equity Growth Fund                                      X               X               X
American Century Global Gold Fund                                        X               X
American Century Global Natural Resources Fund                           X               X
American Century Income & Growth Fund                                    X               X               X
American Century Small Cap Quantitative Fund                             X               X               X
American Century Utilities Fund                                          X               X
Benham GNMA Fund                                                         X               X
Benham Government Agency Money Market Fund                               X               X
Benham Intermediate-Term Treasury Fund                                   X               X
Benham International Bond Fund                                           X               X
Benham Long-Term Treasury Fund                                           X               X
Benham Prime Money Market Fund                                           X               X
Benham Short-Term Government Fund                                        X               X
Benham Short-Term Treasury Fund                                          X               X
Benham Target Maturities Trust:  2000                                    X               X
Benham Target Maturities Trust:  2005                                    X               X
Benham Target Maturities Trust:  2010                                    X               X
Benham Target Maturities Trust:  2015                                    X               X
Benham Target Maturities Trust:  2020                                    X               X
Benham Target Maturities Trust:  2025                                    X               X
------------------------------------------------------------------ --------------- -------------- ----------------

Dated:  June 29, 1998   AMERICAN CENTURY CALIFORNIA TAX-FREE AND MUNICIPAL FUNDS
                        AMERICAN CENTURY GOVERNMENT INCOME TRUST
                        AMERICAN CENTURY INTERNATIONAL BOND FUNDS
                        AMERICAN CENTURY INVESTMENT TRUST
                        AMERICAN CENTURY MUNICIPAL TRUST
                        AMERICAN CENTURY TARGET MATURITIES TRUST
                        AMERICAN CENTURY QUANTITATIVE EQUITY FUNDS



                        /s/Douglas A. Paul
                        Douglas A. Paul
                        Vice President and Secretary